Exhibit 10.1
     FIRST AMENDMENT, dated as of August 11, 2010 (this “Amendment”), to the Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of February 26, 2009, as further amended and restated as of November 16, 2009 (the “Credit Agreement”), among BELO CORP., the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WITNESSETH:
     WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and
     WHEREAS the Borrower has requested that the Lenders amend a certain provision of the Credit Agreement and the Lenders whose signatures appear below, constituting the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.
     SECTION 2. Amendment to the Credit Agreement. Section 2.08(b)(iii) of the Credit Agreement is hereby amended by deleting “(x)”, replacing the word “and” immediately before clause (y) thereof with a period and deleting clause (y) at the end thereof.
     SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the Amendment Effective Date (as defined below), that:
     (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended by this Amendment, constitutes legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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     (b) The representations and warranties of the Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except in the case of any such representation or warranty that expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.
     (c) On and as of the Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.
     SECTION 4. Effectiveness. This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower and Lenders constituting the Required Lenders.
     SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
     (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
     SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

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     SECTION 8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     SECTION 9. Fees and Expenses. Without limiting the Borrower’s obligations under the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

BELO CORP.,

By
/s/ R/ Paul Fry

Name: R. Paul Fry
Title: Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by

Name:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

BELO CORP.,

By

Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by
/s/ Brian McDougal

Name: Brian McDougal
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	Bank of America, N.A.

by
/s/ Jay D. Marquis

Name: Jay D. Marquis
Title: Senior Vice President

Name of Institution:[1]

by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	BNP Paribas

by
/s/ Yung Wu

Name: Yung Wu
Title: Vice President

Name of Institution:[1]	BNP Paribas

by
/s/ Cecile Scherer

Name: Cecile Scherer
Title: Managing Director

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

SUNTRUST BANK:

by
/s/ Michael Vegh

Name: Michael Vegh
Title: Director

Name of Institution:[1]

by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	Sumitomo Mitsui Banking Corporation

by
/s/ William M. Ginn

Name: William M. Ginn
Title: Executive Officer

Name of Institution:[1]

by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	The Bank of Tokyo-Mitsubishi UFJ, Ltd

by
/s/ Jose Carlos

Name: JOSE CARLOS
Title: Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	The Northern Trust Company

by
/s/ Morgan A. Lyons

Name: MORGAN A. LYONS
Title: VICE PRESIDENT

Name of Institution:[1]

by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	Capital One Bank N.A.

by
/s/ Shannan Pratt

Name: Mr. Shannan Pratt
Title: SVP

Name of Institution:[1]

by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	The Bank of New York Mellon

by
/s/ Thomas Frangione

Name: Thomas Frangione
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	MIZUHO CORPORATE BANK, LTD.

by
/s/ Bertram Tang

Name: Bertram Tang
Title: Authorized Signatory

Name of Institution:[1]

by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	BMO Capital Markets Financing, Inc.

by
/s/ Naghmeh Hashemifard

Name: NAGHMEH HASHEMIFARD
Title: DIRECTOR

Name of Institution:[1]

by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	Wells Fargo Bank N.A.
(as successor to Wachovia Bank N.A.)

by
/s/ Franklin M. Wessinger

Name: Franklin M. Wessinger
Title: Managing Director

Name of Institution:[1]

by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	UNION BANK, N.A.

by
/s/ Carrie Lee

Name: Carrie Lee
Title: Vice President

Name of Institution:[1]
by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	Bank of China, New York Branch

by
/s/ William Warren Smith

Name: William Warren Smith
Title: Deputy General Manager

Name of Institution:[1]

by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	U.S. Bank, N.A.

by
/s/ Colleen McEvoy

Name: Colleen McEvoy
Title: VP

Name of Institution:[1]
by

Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	AMEGY BANK NATIONAL ASSOCIATION

by
/s/ Daniel L. Cox

Name: Daniel L. Cox
Title: Vice-President

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

Name of Institution:	Chang Hwa
Commercial Bank, Ltd., New York Branch

by
/s/ Eric Y.S. Tsai

Name: Eric Y.S. Tsai
Title: VP & General Manger

SIGNATURE PAGE TO
FIRST AMENDMENT TO
BELO CORP CREDIT AGREEMENT

E.Sun Commercial Bank, Ltd., Los Angeles Branch

by
/s/ Benjamin Lin

Name: Benjamin Lin
Title: EVP & General Manager